Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Reisner, Co-Chief Executive Officer and Co-President of ICON Capital, LLC, the Managing Trustee of the Registrant, in connection with the Annual Report of ICON Leasing Fund Twelve Liquidating Trust (the "Liquidating Trust") on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Liquidating Trust.

Date: March 29, 2018

/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer and Co-President
ICON Capital, LLC